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                  1994 NONEMPLOYEE DIRECTOR STOCK OPTION PLAN
                                      FOR
                               KIRBY CORPORATION

     Section 1. Purpose.

     This 1994 Nonemployee Director Stock Option Plan of Kirby Corporation is intended as an incentive to attract and retain as independent directors on the Board of Directors of Kirby Corporation, a Nevada corporation (the "Company"), persons of training, experience and ability, to encourage the sense of proprietorship of such persons, and to stimulate the active interest of such persons in the development and financial success of the Company for the benefit of the stockholders of the Company.

     Section 2. Definitions.

          As used herein, the following terms shall have the meaning indicated:

          (a) "Advisory Director" shall mean any person designated as an Advisory Director by the Board of Directors as provided in the Company's Bylaws.

          (b) "Agreement" shall mean the agreement between the Company and the Optionee that evidences the Option.

          (c) "Business Day" shall mean (i) if the Common Stock trades on a national exchange, any day that the national exchange on which the Common Stock trades is open or (ii) if the Common Stock does not trade on a national exchange, any day that commercial banks in the City of New York are open.

          (d) "Board" shall mean the Board of Directors of the Company.

          (e) "Committee" shall mean the committee designated in Section 5 to administer this Plan.

          (f) "Common Stock" shall mean the Common Stock, par value ten cents ($0.10) per share, of the Company.

          (g) "Date of Grant" shall mean the date on which an Option is granted to an Eligible Person pursuant to Section 7(b) hereof.

          (h) "Director" shall mean a member of the Board.

          (i) "Effective Date" shall mean the date this Plan is approved by the Board of Directors.

          (j) "Eligible Person(s)" shall mean those persons who are Directors or Advisory Directors of the Company and are not Employees.

          (k) "Employee(s)" shall mean those persons who are employees of the Company or who are employees of any Subsidiary.

          (l) "ERISA" shall mean the Employee Retirement Income Security Act and the rules thereunder, as they now exist or may be amended from time to time.

          (m) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

          (n) "Fair Market Value" shall mean:

             (i) If Shares are listed on a national securities exchange at the date of determining the Fair Market Value,

                (A) The mean of the high and low sales price on such exchange on the Date of Grant as reported in any newspaper of general circulation, or

                (B) If the Shares shall not have traded on such exchange on such date, the mean of the high and low sales price on such exchange on the next day prior thereto on which the Shares were so traded as reported in any newspaper of general circulation; or

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             (ii) If Shares shall not be listed as provided in Subsection
        2(n)(i), a value determined by any fair and reasonable means prescribed by the Committee.

          (o) "Internal Revenue Code" or "Code" shall mean the Internal Revenue Code of 1986 as it now exists or may be amended from time to time and the rules thereunder.

          (p) "Nonqualified Stock Option" shall mean a stock option that is not an incentive stock option as defined in Section 422 of the Internal Revenue Code.

          (q) "Option" (when capitalized) shall mean any stock option granted under this Plan.

          (r) "Optionee" shall mean a person to whom an Option is granted under this Plan or any person who succeeds to the rights of such person under this Plan by reason of the death of such person.

          (s) "Plan" shall mean this 1994 Nonemployee Director Stock Option Plan of Kirby Corporation.

          (t) "Share(s)" shall mean a share or shares of the Common Stock.

          (u) "Subsidiary" shall mean any corporation (other than the Company) in any unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     Section 3. Total Aggregate Shares.

     Subject to adjustments provided in Section 14 hereof, a total of One Hundred Thousand (100,000) Shares shall be subject to the Plan. The Shares subject to the Plan shall consist of unissued Shares or previously issued Shares reacquired and held by the Company and such number of Shares shall be and hereby is reserved for sale for such purpose. Any of such Shares that may remain unsold and that are not subject to outstanding Options at the termination of the Plan shall cease to be reserved for the purpose of the Plan, but until termination of the Plan, the Company shall at all times reserve a sufficient number of Shares to meet the requirements of the Plan. Should any Option expire or be canceled prior to its exercise in full, the Shares theretofore subject to such Option may again be the subject of an Option under the Plan.

     Section 4. Rule 16b-3 Plan and Shareholder Approval.

     The Company intends for this Plan to comply with the requirements of Rule 16b-3 promulgated by the Securities and Exchange Commission pursuant to the Exchange Act. Accordingly, this Plan and any Options shall terminate and become null and void unless this Plan is approved by the stockholders of the Company within one (1) year after the Effective Date at a meeting of stockholders of the Company at which a quorum is present by stockholders of the Company owning a majority of the issued and outstanding shares of Common Stock represented at such meeting.

     Section 5. Administration of the Plan.

     (a) The Plan shall be administered by the Compensation Committee of the Board or other committee thereof as appointed by the Board (the "Committee") consisting of not less than three members of the Board.

     (b) Subject to the express provisions of this Plan, the Committee shall have the authority, in its sole and absolute discretion (i) to adopt, amend, and rescind administrative and interpretive rules and regulations relating to the Plan; (ii) to determine the terms and provisions of the respective Agreements (which need not be identical); provided, however, such terms and provisions shall not be inconsistent with this Plan, including the extent to which the transferability of Shares issued upon the exercise of Options is restricted;
(iii) to construe the terms of any Agreement and the Plan; (iv) as provided in Subsection 14(a), upon certain events to make appropriate adjustments to the exercise price and number of Shares subject to outstanding Options, the number of Shares reserved under the Plan and the number of Shares subject to Options granted subsequently; and (v) to make all other determinations and perform all other acts necessary or advisable for administering the Plan, including the delegation of such ministerial acts and responsibilities as the Committee

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deems appropriate. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Agreement in the manner and to the extent it shall deem expedient to carry it into effect, and it shall be the sole and final judge of such expediency. The Committee shall have full discretion to make all determinations on the matters referred to in this Subsection 5(b), and such determinations shall be final, binding and conclusive.

     Section 6. Type of Options.

     All Options granted under the Plan shall be Nonqualified Stock Options.

     Section 7. Automatic Grant of Options.

     (a) Options shall be granted only to Eligible Persons. Each Option shall be evidenced by an Agreement, which shall contain such terms as the Committee deems advisable and that are not inconsistent with this Plan or applicable laws.

     (b) Options shall automatically be granted to each Eligible Person as follows:

          (i) on the Effective Date, each Eligible Person shall be granted an Option to purchase 1,500 Shares; and

          (ii) on the first Business Day immediately following the date of each Annual Meeting of Stockholders of the Company occurring subsequent to the Effective Date, each Eligible Person shall be granted an Option to purchase an additional 1,500 Shares.

     (c) Except for the automatic grants of Options under Subsection 7(b), no Options shall otherwise be granted hereunder, and the Board or the Committee shall not have any discretion with respect to the grant of Options within the meaning of Rule 16b-3 promulgated under the Exchange Act, or any successor rule.

     (d) Any person who files with the Committee, in a form satisfactory to the Committee, a written waiver of eligibility to receive any Option under this Plan shall not be eligible to receive any Option under this Plan for the duration of such waiver.

     Section 8. Exercise Price.

     The exercise or option price of each Share issuable upon exercise of an Option shall be the Fair Market Value of such Share on the Date of Grant.

     Section 9. Vesting Schedule.

     (a) Shares subject to an Option shall vest in accordance with Subsection 9(b) and (d) hereof.

     (b) Option Shares subject to an Option shall fully vest on the six-month anniversary of the Date of Grant.

     (c) Notwithstanding the foregoing, Shares subject to an Option shall vest as to all Shares then subject to the Option upon the occurrence of any of the following events:

          (i) a transaction (or series of transactions occurring within a 60-day period or pursuant to a plan approved by the Board or stockholders of the Company) occurs that has the result that stockholders of the Company immediately before such transaction cease to own directly or indirectly at least 51% of the voting stock of the Company or of any entity that results from the participation of the Company in a reorganization, consolidation, merger, liquidation or any other form of corporate transaction;

          (ii) all or substantially all of the assets of the Company shall be sold or otherwise disposed of, except that an Option shall not vest as to all Shares then subject to such Option if, after such sale or disposition:
     (i) the stockholders of the Company immediately prior to such transaction continue to own at least 51% of the voting stock of the entities that acquired 50% or more in value of the assets of the

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     Company so sold or conveyed; and, (ii) the acquiring entity agrees to assume the obligations of the Company under this Plan and the respective Agreements; or,

          (iii) the occurrence of a merger, consolidation or other reorganization of the Company under the terms of which the surviving entity does not assume the obligations of the Company under this Plan and the respective Agreements.

     Section 10. Exercise of Options.

     (a) An Option shall not be exercisable prior to the vesting of such Option. After the six-month anniversary of the Date of Grant of an Option, such Option may be exercised at any time and from time to time during the term of such Option, in whole or in part, with respect to Shares that have vested in accordance with Section 9 hereof. If any Optionee exercises an Option prior to stockholder approval of this Plan as provided in Section 19 hereof, the Optionee must tender the exercise price at the time of exercise and the Company shall hold the exercise price and the Shares to be issued pursuant to such exercise until the stockholders approve the Plan. If the Plan is approved by the stockholders, the Company shall issue and deliver the Shares as to which the Option has been exercised. If the Plan is not approved by the stockholders, the Company shall return the exercise price to the Optionee and no Shares will be issued.

     (b) Options may be exercised: (i) during the Optionee's lifetime, solely by the Optionee; or (ii) after the Optionee's death, by the personal representative of the Optionee's estate or the person or persons entitled thereto under his will or under the laws of descent and distribution.

     (c) An Option shall be deemed exercised when: (i) the Company has received written notice of such exercise delivered to the Company in accordance with the notice provisions of the applicable Agreement; (ii) full payment of the aggregate exercise price of the Shares as to which the Option is exercised has been tendered to the Company; and (iii) arrangements that are satisfactory to the Board in its sole discretion have been made for the Optionee's payment to the Company of the amount, if any, that the Company determines to be necessary for the Company to withhold in accordance with the applicable federal or state income tax withholding requirements.

     (d) The exercise price of any Shares purchased shall be paid (i) solely in cash, by certified or cashier's check, by money order or by personal check, or
(ii) at the option of the Optionee, in Common Stock theretofore owned by such Optionee (or by a combination of the above); provided, however, that if the Optionee acquired such stock to be surrendered directly or indirectly from the Company, he shall have owned such stock for six months prior to using such stock to exercise an Option. For purposes of determining the amount, if any, of the exercise price satisfied by payment in Common Stock, such Common Stock shall be valued at its Fair Market Value on the date of exercise. Any Common Stock delivered in satisfaction of all or a portion of the exercise price shall be appropriately endorsed for transfer and assignment to the Company.

     (e) The Optionee shall not be, nor have any of the rights or privileges of, a stockholder of the Company with respect to any Shares purchasable upon the exercise of any part of an Option unless and until certificates representing such Shares shall have been issued by the Company to the Optionee.

     Section 11. Termination of Option Period.

     (a) The unexercised portion of an Option shall automatically and without notice terminate and become null and void and be forfeited upon the earliest to occur of the following:

          (i) except as provided in Subsection 11(a)(ii), if the Optionee's position as a Director of the Company terminates for any reason, one year after the date the Optionee ceases to be a Director.

          (ii) one (1) year after the date on which the Optionee shall die, if the Optionee's death shall occur during the one-year period described in Subsection 11(a)(i); or

          (iii) ten (10) years after the Date of Grant of such Option.

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     (b) The Committee in its sole discretion may, by giving written notice to an Optionee ("Cancellation Notice"), cancel, effective upon the date of the consummation of any corporate transaction described in Section 9(d) hereof, any portion of an Option that remains unexercised on such date. Such cancellation notice shall be given to Optionee at least ten (10) days prior to the date of cancellation.

     Section 12. Terms of Option.

     Each Option granted under this Plan shall have a term of ten (10) years from the Date of Grant of such Option.

     Section 13. Assignability of Options.

     No Option shall be assignable or otherwise transferable, except by will or the laws of descent and distribution.

     Section 14. Adjustments.

     (a) If at any time there shall be an increase or decrease in the number of issued and outstanding Shares, through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of Shares, then appropriate proportional adjustment shall be made in the number of Shares (and with respect to outstanding Options, the exercise price per Share): (i) subject to outstanding Options; (ii) reserved under the Plan; and (iii) subject to Options granted subsequently. In the event of a dispute concerning such adjustment, the Committee has full discretion to determine the resolution of such dispute. Such determination shall be final, binding and conclusive.

     (b) In the event of a merger, consolidation or other reorganization of the Company under the terms of which the Company is not the surviving corporation, but the surviving corporation elects to assume an Option, the respective Agreement and this Plan, the Optionee shall be entitled to receive, upon the exercise of such Option, with respect to each Share issuable upon exercise of such Option, the number of shares of stock of the surviving corporation (or equity interest in any other entity) and any other notes, evidences of indebtedness or other property that Optionee would have received in connection with such merger, consolidation or other reorganization had he exercised the Option with respect to such Share immediately prior to such merger, consolidation or other reorganization.

     (c) Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of or exercise price of Shares then subject to outstanding Options granted under the Plan.

     (d) Without limiting the generality of the foregoing, the existence of outstanding Options granted under the Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate: (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger or consolidation of the Company; (iii) any issuance by the Company of debt securities or preferred or preference stock that would rank above the Shares subject to outstanding Options; (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (vi) any other corporate act or proceeding, whether of a similar character or otherwise.

     Section 15. Purchase for Investment.

     As a condition of any issuance of a stock certificate for Shares upon the exercise of an Option, the Committee may obtain such agreements or undertakings, if any, as it may deem necessary or advisable to

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assure compliance with any provision of this Plan or any law or regulation, including, but not limited to, the following:

          (a) a representation and warranty by the Optionee to the Company at the time his Option is exercised that he is acquiring the Shares to be issued to him for investment and not with a view to, or for sale in connection with, the distribution of any such Shares; and

          (b) a representation, warranty or agreement to be bound by any legends that are, in the opinion of the Committee, necessary or appropriate to comply with the provisions of any securities law deemed by the Committee to be applicable to the issuance of the Shares and are endorsed upon the certificates representing the Shares.

     Section 16. Amendment, Modification, Suspension or Discontinuance of this Plan.

     For the purpose of complying with changes in the Code or ERISA, the Committee may amend, modify, suspend or terminate the Plan at any time. For the purpose of meeting or addressing any other changes in legal requirements or any other purpose, the Committee may amend, modify, suspend or terminate the Plan only once every six months. Subject to changes in law or other legal requirements, including any change in the provisions of Rule 16b-3 that would permit otherwise, the Plan may not be amended without the consent of the holders of a majority of the shares of Common Stock represented at a meeting at which a quorum is present to: (i) increase the aggregate number of shares of Common Stock that may be issued under the Plan (except for adjustments pursuant to Section 14 of the Plan); (ii) increase materially the benefits accruing to Optionees under the Plan; or, (iii) modify materially the requirements as to eligibility for participation in the Plan.

     Section 17. Governmental Regulations.

     This Plan, and the granting of Options and the exercise of Options hereunder and the obligation of the Company to sell and deliver Shares under such Options shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

     Section 18. Miscellaneous.

     (a) The proceeds received by the Company from the sale of Shares pursuant to Options shall be used for general corporate purposes.

     (b) The Options granted to Directors under this Plan shall be in addition to regular director's fees, stock options granted pursuant to the Company's 1989 Director Stock Option Plan or other stock option plans of the Company or other benefits with respect to the Director's position with the Company or its Subsidiaries. Nothing contained in the Plan, or in any Agreement, shall confer upon any Optionee the right to continue as a director of the Corporation, or interfere in any way with the rights to terminate his status as a director.

     (c) Neither the members of the Board nor any member of the Committee shall be liable for any act, omission, or determination taken or made in good faith with respect to the Plan or any Option granted under it, and members of the Board and the Committee shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage, or expense (including attorneys' fees, the costs of settling any suit (provided such settlement is approved by independent legal counsel selected by the Company) and amounts paid in satisfaction of a judgment, except a judgment based on a finding of bad faith) arising from such claim, loss, damage, or expense to the full extent permitted by law and under any directors' and officers' liability or similar insurance coverage that may from time to time be in effect.

     (d) Any payment of cash or any issuance or transfer of Shares to the Optionee, or to his legal representative, heir, legatee, distributee or permitted assign, in accordance with the provisions of the Plan, shall, to the extent thereof, be in full satisfaction of all claims of such persons under the Plan. The Committee may require any Optionee, legal representative, heir, legatee, distributee or permitted assign, as a condition

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precedent to such payment or issuance or transfer of Shares, to execute a release and receipt for such payment or issuance or transfer of Shares in such form as it shall determine.

     (e) Neither the Committee nor the Company guarantees Shares from loss or depreciation.

     (f) All expenses incident to the administration, termination, or protection of the Plan, including, but not limited to, legal and accounting fees, shall be paid by the Company; provided, however, the Company may recover any and all damages, fees, expenses and costs arising out of any actions taken by the Company to enforce its rights under the Plan.

     (g) Records of the Company shall be conclusive for all purposes under the Plan, unless determined by the Committee to be incorrect.

     (h) The Company shall, upon request or as may be specifically required under the Plan, furnish or cause to be furnished all of the information or documentation that is necessary or required by the Committee to perform its duties and functions under the Plan.

     (i) The Company assumes no liability to the Optionee or his legal representatives, heirs, legatees, distributees or permitted assigns for any act of, or failure to act on the part of, the Committee.

     (j) Any action required of the Company relating to the Plan shall be by resolution of its Board, the Committee or by a person authorized to act by resolution of the Board or the Committee.

     (k) If any provision of this Plan is held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions of the Plan, but such provision shall be fully severable, and the Plan shall be construed and enforced as if the illegal or invalid provision had never been included in the Plan.

     (l) Whenever any notice is required or permitted under the Plan or any Option, such notice must be in writing and personally delivered or sent by mail or next day delivery by a nationally recognized courier service. Any notice required or permitted to be delivered under this Plan or any Option shall be deemed to be delivered on the date on which it is personally delivered, or, if mailed, whether actually received or not, on the third Business Day after it is deposited in the United States mail, certified or registered, postage prepaid, addressed to the person who is to receive it at the address which such person has previously specified by written notice delivered in accordance with this Subsection 18(l) or, if by courier, twenty-four (24) hours after it is sent, addressed as described in this Subsection 18(l). The Company or an Optionee may change, at any time and from time to time, by written notice to the other, the address which it or he had previously specified for receiving notices. Until changed in accordance with the Plan or any Option, the Company and each Optionee shall specify as its and his address for receiving notices the address set forth in the Option pertaining to the Shares to which such notice relates.

     (m) Any person entitled to notice under the Plan may waive such notice.

     (n) The Plan or any Option shall be binding upon the respective Optionee, his legal representatives, heirs, legatees, distributees and permitted assigns, upon the Corporation, its successors, and assigns, and upon the Board, the Committee and its successors.

     (o) The titles and headings of Sections are included for convenience of reference only and are not to be considered in construction of the Plan's provisions.

     (p) All questions arising with respect to the provisions of the Plan shall be determined by application of the laws of the State of Texas except to the extent Texas law is preempted by federal law or Nevada corporate law that is controlling. Questions arising with respect to the provisions of an Agreement that are matters of contract law shall be governed by the laws of the state specified in the Agreement, except to the extent preempted by federal law and except to the extent that Nevada corporate law conflicts with the contract law of such state, in which event Nevada corporate law shall govern. The obligation of the Company to sell and deliver Shares under the Plan is subject to applicable laws and to the approval of any governmental authority required in connection with the authorization, issuance, sale, or delivery of such Shares.

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     (q) Words used in the masculine shall apply to the feminine where applicable, and wherever the context of this Plan dictates, the plural shall be read as the singular and the singular as the plural.

     Section 19. Effective Date and Termination Date.

     The Effective Date of the Plan is January 18, 1994, the date on which the Board adopted this Plan, but is subject to the approval of the Plan by at least a majority of the votes cast by the stockholders of the Company at the next meeting of stockholders at which a quorum is present. All grants made under the Plan prior to such approval shall be effective when made, but shall be conditioned upon and subject to such approval of the Plan. This Plan shall terminate on the tenth (10th) anniversary of the Effective Date.

ADOPTED BY THE BOARD OF DIRECTORS:            January 18, 1994
APPROVED BY THE STOCKHOLDERS:                 April 19, 1994

                                          KIRBY CORPORATION

                                          By:   /s/  G. STEPHEN HOLCOMB
                                             -----------------------------
                                              G. Stephen Holcomb,
                                              Assistant Secretary

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